FT Interactive Data
--------------------------------------------------------------------------------
Financial Times
100 William Street, 10th Floor, New York, NY 10038 USA  Tel: (212)269-6300
                                                        Fax: (212)771-6987

September 21, 2001




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:     EMPIRE STATE MUNICIPAL EXEMPT TRUST
        Guaranteed Series 129, 130 & 131: Post-Effective Amendment No. 5


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-06173, 333-06153 and 333-10979, for the referenced Trusts and acknowledge that FT Interactive Data is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 129, 130 and 131. Subsequently, we hereby consent to the reference of FT Interactive Data as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
---------------
Art Brasch
Vice President

FT Interactive Data
--------------------------------------------------------------------------------
Financial Times
100 William Street, 10th Floor, New York, NY 10038 USA  Tel: (212)269-6300
                                                        Fax: (212)771-6987

September 21, 2001




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:     EMPIRE STATE MUNICIPAL EXEMPT TRUST
        Guaranteed Series 137: Post-Effective Amendment No. 4


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-30479, for the referenced Trusts and acknowledge that FT Interactive Data is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 137. Subsequently, we hereby consent to the reference of FT Interactive Data as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trusts, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
---------------
Art Brasch
Vice President